GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
NOVEMBER, 1998
PAYMENT: DECEMBER 15, 1998

               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                               Cusip # 393534AB8
                                                      Trust Account # 33-31958-0
                                                Distribution Date: Dec. 15, 1998

                                                                                                              Per $1,000
Securitized Net Interest Margin Certificates                                                                   Original
--------------------------------------------                                                               ---------------
1.       Amount Available                                                                 964,921.78
                                                                                --------------------

Interest

2.       Aggregate Interest                                                                173,710.67           1.87998561
                                                                                       --------------          -----------

3.       Amount Applied to:
         (a)  accrued but unpaid Interest

4.       Remaining:
         (a)  accrued but unpaid Interest

5.       Monthly Interest                                                                  173,710.67
                                                                                       --------------

Principal

6.       Current month's principal distribution                                            791,211.11           8.56289080
                                                                                       --------------          -----------

7.       Remaining outstanding principal balance                                        25,763,286.62          278.8234483
                                                                                       --------------          -----------
         Pool Factor                                                                       0.27882345
                                                                                       --------------

8.       Present value of the projected remaining aggregate cashflows of the Finance I Assets and the Residual Assets, as of the
         immediately preceding Distribution Date                                       473,636,871.46**
                                                                                       --------------

9.       Aggregate principal balance of loans
         refinanced by Green Tree Financial                                              2,266,404.27
                                                                                       --------------

10.      Weighted average CPR                                                                   13.69%
                                                                                       --------------

11.      Weighted average CDR                                                                    1.87%
                                                                                       --------------

12.      Annualized net loss percentage                                                          1.01%
                                                                                       --------------


13.      Delinquency      30-59 day                                                              1.04%
                                                                                       --------------
                          60-89 day                                                              0.29%
                                                                                       --------------
                          90+ day                                                                0.57%
                                                                                       --------------
                          Total 30+                                                              1.90%
                                                                                       --------------


First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 11/15/98.

GREEN TREE FINANCIAL
NET INTEREST MARGIN TRUST 1994-B
NOVEMBER, 1998
PAYMENT: DECEMBER 15, 1998




                                              Fee Assets
                          ----------------------------------------------------
                              Guarantee        Inside          Fee Asset
                                Fees            Refi             Total
                          ----------------------------------------------------

GTFC 1994-1                   187,553.79      55,172.56        242,726.35
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                          ----------------------------------------------------

                              187,553.79      55,172.56        242,726.35

Total amount of Guarantee Fees and
     Inside Refinance Payments                                      242,726.35
                                                          --------------------

Subordinated Servicing Fees                                         317,388.47
                                                          --------------------

Payment on Finance 1 Note                                           560,114.82
                                                          --------------------

Allocable to Interest (current)                                      21,136.46
                                                          --------------------

Allocable to accrued but unpaid Interest                                  0.00
                                                          --------------------

Accrued and unpaid Trustee Fees                                           0.00
                                                          --------------------

Allocable to Principal                                              538,978.36
                                                          --------------------

Finance 1 Note Principal Balance                                  2,692,072.59
                                                          --------------------

GREEN TREE FINANCIAL
NET INTEREST MARGIN TRUST 1994-B
NOVEMBER, 1998
PAYMENT: DECEMBER 15, 1998





                         Inside
                        Residual             Refi             Total
                   ---------------------------------------------------

GTFC 1994-1                   0.00              0.00             0.00
GTFC 1994-2              96,332.93         34,968.95       131,301.88
GTFC 1994-3             146,621.94         14,541.35       161,163.29
GTFC 1994-4              74,841.05         37,500.74       112,341.79
                   ---------------------------------------------------

                        317,795.92         87,011.04       404,806.96

                   Total Residual and Inside
                       Refinance Payments                  404,806.96